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                                                                   EXHIBIT 23.2B

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 (File
No.         ) of our report dated April 2, 1996, on our audit of the statements of operations, changes in shareholders' equity and cash flows of Innovative Tech Systems, Inc. for the year ended January 31, 1996. We also consent to the reference to our firm under the caption "Experts."

                                          /s/ Coopers & Lybrand LLP

2400 Eleven Penn Center
Philadelphia, PA
June 22, 1998